Commitments and Contingencies	12 Months Ended
Sep. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 5 — Commitments and Contingencies

Commitments

Rental expense for all operating leases amounted to $71 million in 2014, $70 million in 2013 and $66 million in 2012. Future minimum rental commitments on noncancelable leases are as follows: 2015 — $51 million; 2016 — $43 million; 2017 — $34 million; 2018 — $23 million; 2019 — $21 million and an aggregate of $20 million thereafter.

As of September 30, 2014, the Company has certain future purchase commitments aggregating to approximately $565 million, which will be expended over the next several years.

Contingencies

Given the uncertain nature of litigation generally, the Company is not able in all cases to estimate the amount or range of loss that could result from an unfavorable outcome of the litigation to which the Company is a party. In accordance with U.S. generally accepted accounting principles, the Company establishes accruals to the extent probable future losses are estimable (in the case of environmental matters, without considering possible third-party recoveries). In view of the uncertainties discussed below, the Company could incur charges in excess of any currently established accruals and, to the extent available, liability insurance. In the opinion of management, any such future charges, individually or in the aggregate, could have a material adverse effect on the Company’s consolidated results of operations and consolidated cash flows.

The Company was named as a defendant in the following purported class action suits brought on behalf of indirect purchasers of the Company’s products, such as hospitals and retailers (the “Hospital Plaintiffs”), alleging that the Company violated federal and state antitrust laws, resulting in the charging of higher prices for the Company’s products to the plaintiffs and other purported class members.

Case	Court	Date Filed
Jabo’s Pharmacy, Inc., et. al. v. Becton Dickinson & Company	U.S. District Court, Greenville, Tennessee	June 3, 2005
Drug Mart Tallman, Inc., et. al. v. Becton Dickinson and Company	U.S. District Court, Newark, New Jersey	January 17, 2006
Medstar v. Becton Dickinson	U.S. District Court, Newark, New Jersey	May 18, 2006
The Hebrew Home for the Aged at Riverdale v. Becton Dickinson and Company	U.S. District Court, Southern District of New York	March 28, 2007

The plaintiffs in each of the above antitrust class action lawsuits sought monetary damages. These antitrust class action lawsuits were consolidated for pre-trial purposes in a Multi-District Litigation in Federal court in New Jersey.

Pursuant to a settlement agreement that the Company entered into with the Hospital Plaintiffs on July 30, 2013 and following approval by the New Jersey District Court (on a preliminarily basis in November 2013 and on a final basis in March 2014), the Company has paid $22 million in exchange for a release by all potential class members of the indirect purchaser claims related to the products and acts enumerated in the complaint, and a dismissal of the case with prejudice.

In June 2007, Retractable Technologies, Inc. (“RTI”) filed a complaint against the Company under the caption Retractable Technologies, Inc. vs. Becton Dickinson and Company (Civil Action No. 2:07-cv-250, U.S. District Court, Eastern District of Texas). RTI alleges that the BD Integra™ syringes infringe patents licensed exclusively to RTI. In its complaint, RTI also alleges that the Company engaged in false advertising with respect to certain of the Company’s safety-engineered products in violation of the Lanham Act; acted to exclude RTI from various product markets and to maintain its market share through, among other things, exclusionary contracts in violation of state and federal antitrust laws; and engaged in unfair competition. In January 2008, the court severed the patent and non-patent claims into separate cases, and stayed the non-patent claims during the pendency of the patent claims at the trial court level. RTI seeks money damages and injunctive relief. On April 1, 2008, RTI filed a complaint against BD under the caption Retractable Technologies, Inc. and Thomas J. Shaw v. Becton Dickinson and Company (Civil Action No.2:08-cv-141, U.S. District Court, Eastern District of Texas). RTI alleges that the BD Integra™ syringes infringe another patent licensed exclusively to RTI. RTI seeks money damages and injunctive relief. On August 29, 2008, the court ordered the consolidation of the patent cases. On November 9, 2009, at a trial of these consolidated cases, the jury rendered a verdict in favor of RTI on all but one of its infringement claims, but did not find any willful infringement, and awarded RTI $5 million in damages. On May 19, 2010, the court granted RTI’s motion for a permanent injunction against the continued sale by the Company of its BD Integra™ products in their current form, but stayed the injunction for the duration of the Company’s appeal. At the same time, the court lifted a stay of RTI’s non-patent claims. On July 8, 2011, the Court of Appeals for the Federal Circuit reversed the District Court judgment that the Company’s 3ml BD Integra™ products infringed the asserted RTI patents and affirmed the District Court judgment of infringement against the Company’s discontinued 1ml BD Integra™ products. On October 31, 2011, the Federal Circuit Court of Appeals denied RTI’s request for an en banc rehearing. In January 2013, RTI’s petition for review with the U.S. Supreme Court was denied. BD’s motion for further proceedings on damages was denied by the District Court on the grounds that the District Court did not have authority to modify the $5 million damage award. BD appealed this ruling to the Federal Circuit Court of Appeals, and on July 7, 2014, the Court affirmed the District Court ruling leaving the damages award intact. On September 19, 2014, the Federal Circuit Court of Appeals denied BD’s request for an en banc rehearing.

On September 19, 2013, a jury returned a verdict against BD with respect to certain of RTI’s non-patent claims. The verdict was unfavorable to BD with respect to RTI’s Lanham Act claim and claim for attempted monopolization based on deception in the safety syringe market. The jury awarded RTI $113.5 million for its attempted monopolization claim (which will be trebled under the antitrust statute). The jury’s verdict rejected RTI’s monopolization claims in the markets for safety syringes, conventional syringes and safety IV catheters; its attempted monopolization claims in the markets for conventional syringes and safety IV catheters; and its claims for contractual restraint of trade and exclusive dealing in the markets for safety syringes, conventional syringes and safety IV catheters. In connection with the verdict, the Company recorded a pre-tax charge of approximately $341 million in the fourth quarter of fiscal year 2013. On September 30, 2014, the Court issued a ruling denying BD’s post-trial motion for judgment as a matter of law. On November 10, 2014, the Court issued a ruling denying RTI’s request for disgorgement of BD profits for false advertising on the ground that any profit to which RTI is entitled is included within the amount of the antitrust damage award. The court granted RTI’s request that BD be ordered to issue certain corrective statements regarding its advertising. The Court denied RTI’s request for injunctive relief relating to BD’s contracting practices and BD’s safety syringe advertising, finding that RTI failed to prove that BD’s contracting practices violated the antitrust laws or that BD’s safety syringe advertising is false. The Court concluded that RTI is entitled to certain categories of attorneys’ fees that it requested, but that its total fee recovery should be reduced by 50%. The Court directed the parties to meet and confer on the precise amount of the fee award, which we expect to be less than half of the $36 million that RTI originally requested. The Company plans to appeal the jury’s verdict and Court rulings favoring RTI at the appropriate time.

On November 4, 2013, the Secretariat of Foreign Trade (“SECEX”) of the Federal Republic of Brazil, initiated an administrative anti-dumping investigation of imports of vacuum plastic tubes for blood collection into Brazil from the United States of America, the United Kingdom of Great Britain and Northern Ireland, the Federal Republic of Germany and the People’s Republic of China during the period from January 2012 through December 2012. BD, through its United States and international subsidiaries, exports vacuum plastic tubes for blood collection into Brazil and is cooperating with the investigation. The investigation is ongoing. During the course of the investigation (on a provisional basis) and upon completion of the investigation (on a final basis), the SECEX will issue a decision on whether grounds exist to apply anti-dumping measures (including, without limitation, the imposition of duties on such vacuum plastic tubes imported into Brazil). Once applied, anti-dumping measures will last for as long as the measures are deemed necessary, which, in most cases, is for five years. The Company does not expect that the outcome of the investigation will materially affect results of operations.

On October 5, 2014, CareFusion Corporation (“CareFusion”) and the Company entered into an Agreement and Plan of Merger (which we refer to as the merger agreement) that provides for the acquisition of CareFusion by the Company. Under the terms of the merger agreement, a subsidiary of the Company (“the merger subsidiary”) will merge with and into CareFusion, with CareFusion surviving the merger as a wholly owned subsidiary of the Company. Several putative class action lawsuits have been filed against CareFusion, its directors, the Company and the merger subsidiary in the Delaware Court of Chancery and in the Superior Court of California, San Diego County. These lawsuits generally allege that the members of the board of directors of CareFusion breached their fiduciary duties in connection with the merger by, among other things, carrying out a process that the plaintiff alleges did not ensure adequate and fair consideration to CareFusion stockholders. The plaintiffs in these actions further allege that CareFusion, and the Company aided and abetted the individual defendants’ breaches of their fiduciary duties. The plaintiffs seek, among other things, equitable relief to enjoin consummation of the merger, rescission of the merger and/or rescissory damages, and attorneys’ fees and costs.

The Company believes that it has meritorious defenses to each of the above-mentioned suits pending against the Company and is engaged in a vigorous defense of each of these matters.

The Company is also involved both as a plaintiff and a defendant in other legal proceedings and claims that arise in the ordinary course of business.

The Company is a party to a number of Federal proceedings in the United States brought under the Comprehensive Environment Response, Compensation and Liability Act, also known as “Superfund,” and similar state laws. The affected sites are in varying stages of development. In some instances, the remedy has been completed, while in others, environmental studies are commencing. For all sites, there are other potentially responsible parties that may be jointly or severally liable to pay all cleanup costs.